UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-772
                                   ------------


                            AXP EQUITY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

AXP(R)
Equity Select
Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2004


AXP Equity Select Fund seeks to provide shareholders with growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                 (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements                                                 15

Notes to Financial Statements                                        18

Report of Independent Registered
   Public Accounting Firm                                            30

Fund Expenses Example                                                31

Board Members and Officers                                           33

Proxy Voting                                                         35

[logo] Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT NOV. 30, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Duncan Evered                     2/00                       20

FUND OBJECTIVE

For investors seeking growth of capital.

Inception dates by class
A: 6/4/57       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INVPX        B: IDQBX        C: AESCX        Y: IESYX

Total net assets                                         $2.157 billion

Number of holdings                                                   82

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                          LARGE
                     X    MEDIUM  SIZE
                          SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Informational technology 30.5%
Consumer discretionary 19.5%
Health care 18.8%
Energy 10.6%
Industrials 10.5%
Financials 5.7%
Short-term securities* 2.9%
Materials 1.5%

* Of the 2.9%, 0.2% is due to security lending activity and 2.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Whole Foods Market (Retail -- general)                             3.7%
Fastenal (Industrial services)                                     3.3
Biomet (Health care products)                                      3.1
Williams-Sonoma (Retail -- general)                                3.0
Starbucks (Restaurants)                                            2.8
Biogen Idec (Health care products)                                 2.6
Diagnostic Products (Health care products)                         2.5
Legg Mason (Broker-dealers)                                        2.4
Danaher (Multi-industry)                                           2.4
Paychex (Computer software & services)                             2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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3   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Performance Summary

[bar chart]
                             PERFORMANCE COMPARISON
                        For the year ended Nov. 30, 2004

                     [bar 1]           [bar 2]         [bar 3]
                     +6.85%            +11.40%         +9.48%

[bar 1] AXP Equity Select Fund Class A (excluding sales charge)
[bar 2] Russell MidCap(R) Growth Index (unmanaged)
[bar 3] Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                  Class B                 Class C                  Class Y
(Inception dates)            (6/4/57)                 (3/20/95)               (6/26/00)                (3/20/95)
                        NAV(1)     POP(2)        NAV(1)    After CDSC(3)  NAV(1)    After CDSC(4)   NAV(5)    POP(5)
at Nov. 30, 2004
1 year                  +6.85%     +0.70%        +5.99%       +1.99%      +5.99%       +5.99%       +7.04%    +7.04%
3 years                 +5.68%     +3.61%        +4.90%       +3.98%      +4.86%       +4.86%       +5.87%    +5.87%
5 years                 +1.42%     +0.22%        +0.64%       +0.50%       N/A          N/A         +1.57%    +1.57%
10 years               +11.95%    +11.29%         N/A          N/A         N/A          N/A          N/A        N/A
Since inception         +8.97%     +8.83%       +10.82%      +10.82%      -2.59%       -2.59%      +11.83%   +11.83%

at Dec. 31, 2004
1 year                  +9.47%     +3.18%        +8.65%       +4.65%      +8.65%       +8.65%       +9.72%    +9.72%
3 years                 +5.10%     +3.05%        +4.30%       +3.37%      +4.30%       +4.30%       +5.28%    +5.28%
5 years                 -0.88%     -2.05%        -1.64%       -1.79%       N/A          N/A         -0.72%    -0.72%
10 years               +12.18%    +11.52%         N/A          N/A         N/A          N/A          N/A        N/A
Since inception         +9.03%     +8.89%       +11.09%      +11.09%      -1.85%       -1.85%      +12.10%   +12.10%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Duncan Evered discusses AXP Equity Select Fund's results and positioning for fiscal year 2004.

Q: How did AXP Equity Select Fund perform for the 12-month period ended Nov. 30, 2004?

A: AXP Equity Select Fund rose 6.85% (Class A shares excluding sales charge) for the 12 months ended Nov. 30, 2004. This was less than the Fund's benchmark, the Russell MidCap Growth Index (Russell Index), which advanced 11.40% for the period. The Fund's peer group, represented by the Lipper Mid-Cap Growth Funds Index, was up 9.48% for the same time frame.

Q:  How did market conditions and sector positioning affect performance?

A: Technology stocks were weak for much of the year, and the Fund's position in technology was a drag on performance. Within this sector, the Fund focused on service-oriented companies, which, in our view, are more durable companies with the potential to help performance. Computer service companies include Paychex and Fiserv, two of our larger holdings. The Fund's positioning relative to the Russell Index in the consumer discretionary area also detracted from performance. Areas within the sector such as lodging and gaming, both industries that the Fund had not focused on, performed well.

    We see this past fiscal year as two distinct market periods. While the Fund's results were well behind the Russell Index during the first six months of the year, we closely tracked the returns of our benchmark and peer index between June 1 and Nov. 30, 2004. In calendar year 2003 and early 2004, we had a rapidly recovering economy and interest rates were still falling. The market was willing to take more risk in terms of corporate balance sheets. There was less sensitivity to valuation.

    The second half of fiscal year 2004 was a period when earnings slowed and interest rates rose. Stock prices rose by relatively higher amounts for companies that delivered sustainable earnings growth and had less leverage on their balance sheets. Throughout the period, we continued to focus on firms with durable business models and consistent earnings growth, and this strategy was rewarded. Consistent with the approach, the Fund's portfolio turnover rate was a relatively low 26% for the fiscal year.

    For the fiscal year as a whole, the single biggest positive sector contributor to performance was our exposure to energy, led by Murphy Oil and Apache. Approximately two-thirds of our position in this sector as of November 30 was in exploration and production companies, and the other third in service companies.

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5   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We see this past fiscal year as two distinct market periods.(end callout quote)

    We hope to benefit from the fact that, globally, there is less energy to find at the same time that demand is surging from countries such as India and China. Oil prices temporarily reached a record price of $55 a barrel this past autumn, helping energy company profits. Oil prices retreated in November, but we believe the long-term trend of high energy prices remains intact.

Q: What were some of the best performers and worst performers in the Fund during the fiscal year?

A: Three of the biggest contributors to the portfolio during the 12-month period were Biogen Idec, Starbucks and Whole Foods Market. Biotechnology company Biogen benefited from a merger with Idec Pharmaceuticals, which produced synergies in research, manufacturing, sales and marketing. The stock advanced strongly following news about the company's early filing of a drug application for Antegren, a new multiple sclerosis treatment.

Changes to Top Ten Holdings

Nov. 30, 2004 compared to Nov. 30, 2003

Company                                           Change in Positioning
Whole Foods Market (Retail -- general)                        Increased
Fastenal (Industrial services)                                Increased
Biomet (Health care products)                                 Increased
Williams-Sonoma (Retail -- general)                           Decreased
Starbucks (Restaurants)                                  New to Top Ten
Biogen Idec (Health care products)                            Increased
Diagnostic Products (Health care products)               New to Top Ten
Legg Mason (Broker-dealers)                                   Decreased
Danaher (Multi-industry)                                 New to Top Ten
Paychex (Computer software & services)                        Decreased

No longer among Top Ten Holdings but still in the portfolio at Nov. 30, 2004, were Maxim Integrated Products, Fiserv and Health Management Associates Cl A. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

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6   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We think the market is in for a multiyear trading range. (end callout quote)

    Within the consumer area, retail java giant Starbucks was also a strong performer during the fiscal year. We believe the company is an extremely well run global brand that has been able to increase their prices as well as expand their store base domestically and internationally. Whole Foods Market, a natural foods supermarket chain, is the lead company in the natural organic segment of the grocery industry, also the fastest growing segment of the grocery industry. The company has also continued to increase its store base.

    One of the biggest detractors for us in this sector was 99 Cents Only stores. We eliminated the position after its costs increased faster than its revenues when it expanded its business. A second poor performer was Novellus Systems, within the semiconductor capital equipment sector, which has not benefited from higher technology spending as much as some of its peers that focus on Asia where capital spending has been higher. Its position in the Fund has been trimmed. Another poor performer in the semiconductor industry, Maxim Integrated Products has suffered from the same slowdown and we've reduced our position.

Q:  What changes did you make to the Fund?

A: The Fund held a lower-than-Russell Index position in the consumer discretionary sector at the beginning of the 12-month period but has increased the exposure slightly to be less underweight. We think the consumer discretionary area is likely to be tougher for the consumer going forward than it has been as tax rebates have run their course and consumer debt levels are high. As a result, we expect stock selection to be critical to success in this sector in 2005. We favor companies with superior merchandising skills and the ability to react to changes in consumer tastes. Companies in the portfolio that fit this view are Whole Foods Markets, Williams-Sonoma and Coach. Some of these companies are focused on the high-end consumer, but other holdings include national office supply chain Staples and a new addition to the Fund called Build-A-Bear Workshop, a retail store where stuffed bears can be customized.

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7   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Questions & Answers

    We added some new names to the Fund during the year including T. Rowe Price, which enjoyed excellent positioning within the asset management business; Kinetic Concepts, an innovative medical device supplier; GTECH Holdings, a lottery machine vendor; and NAVTEC, a mapping software vendor.

    At the end of the fiscal year, the Fund held higher-than-Russell Index positions in technology, health care and energy. The Fund's weightings in consumer discretionary, industrials and financials were less than the Russell Index.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: The Fund's positioning is really defined by stock selection, rather than economic or market trends. The mission of the Fund is to identify companies that can be owned over a multiyear period and grown over time. We are benchmark-sensitive, but the Fund's portfolio differs substantially from the Russell Index. Our stock selection is based on the strength of company management, the nature of a company's franchise, its durability, its defensibility, its consistency and the company's financial situation.

    As always our goal is to assemble a portfolio of about 60 to 80 mid-sized companies that we believe are high quality and that exhibit a variety of growth characteristics. We are trying to identify companies that can grow earnings, yet we want to feel there is business value when we invest within these companies. In the months ahead, whether the market favors value funds or growth funds, we believe it does not favor risk. We think the market is likely to remain in a multiyear trading range, and we believe that our in-depth company research has the potential to make a difference for Fund shareholders.

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8   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Questions & Answers

[bar chart]
                         Long-term debt-to-capital ratio
                           of AXP Equity Select Fund's
                       portfolio holdings compared to the
                           Russell MidCap Growth Index
                As of Nov. 30, 2004, based on weighted averages

                            [bar 1]            [bar 2]
                            28.00%             16.30%

[bar 1] Russell MidCap(R) Growth Index (Fund's benchmark)
[bar 2] AXP Equity Select Fund portfolio holdings

Source: American Express Financial Corporation  and Frank Russell Co.

The Fund is focusing on quality companies with lower levels of debt given the potential for a higher interest rate environment. The chart shows that companies in the portfolio have debt levels that are slightly more than half that of companies in the Fund's Russell Index benchmark.

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9   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Equity Select Fund Class A shares (from 12/1/94 to 11/30/04) as compared to the performance of two widely cited performance indices, Russell MidCap(R) Growth Index and Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended       Income     capital gains    capital gains  Total
Nov. 30, 2004              $--          $--            $ --         $ --
Nov. 30, 2003               --           --              --           --
Nov. 30, 2002               --           --              --           --
Nov. 30, 2001               --           --            3.98         3.98
Nov. 30, 2000               --           --            1.29         1.29

For calendar year 2004 distributions for all American Express funds, see americanexpress.com/funds.

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10   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

[mountain chart]

                              VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP EQUITY SELECT FUND
AXP Equity Select Fund
  Class A (includes
  sales charge)         $ 9,425  $11,981   $15,530   $19,189    $21,100   $27,156   $28,223   $24,686    $23,188   $27,267   $29,135

Russell MidCap(R)
  Growth Index(1)       $10,000  $13,578   $16,232   $19,304    $20,887   $29,726   $29,235   $23,675    $18,987   $25,185   $28,056

Lipper Mid-Cap Growth
  Funds Index(2)        $10,000  $14,136   $16,273   $17,614    $18,009   $29,225   $27,632   $22,410    $17,775   $22,532   $24,668
                          '94      '95        '96       '97       '98        '99      '00       '01        '02       '03        '04

COMPARATIVE RESULTS

Results as of Nov. 30, 2004                                                                                      Since
                                                  1 year      3 years      5 years          10 years         inception(3)
AXP Equity Select Fund (includes sales charge)
Class A     Cumulative value of $10,000          $10,070      $11,123      $10,110           $29,135          $556,170
            Average annual total return           +0.70%       +3.61%       +0.22%           +11.29%            +8.83%
Russell MidCap(R) Growth Index(1)
            Cumulative value of $10,000           11,140       11,850        9,438            28,056               N/A
            Average annual total return          +11.40%       +5.82%       -1.15%           +10.87%               N/A
Lipper Mid-Cap Growth Funds Index(2)
            Cumulative value of $10,000          $10,948       11,007        8,442            24,668               N/A
            Average annual total return           +9.48%       +3.25%       -3.33%            +9.45%               N/A

Results for other share classes can be found on page 4.

(1) The Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Fund data is from June 4, 1957. The Fund began operating before the inception of the Russell MidCap Growth Index and Lipper Mid-Cap Growth Funds Index.

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11   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Equity Select Fund

Nov. 30, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (1.5%)
Investors Financial Services                  720,000              $31,564,800

Broker dealers (2.4%)
Legg Mason                                    760,000               51,786,400

Chemicals (1.5%)
Sigma-Aldrich                                 530,000               31,656,900

Computer hardware (1.5%)
Network Appliance                           1,090,000(b)            32,874,400

Computer software & services (21.3%)
Acxiom                                      1,450,000               36,670,500
Adobe Systems                                 400,000(e)            24,224,000
Advent Software                               660,000(b)            13,206,600
BMC Software                                2,240,000(b)            41,619,200
Dendrite Intl                               2,430,000(b,d)          41,480,100
Digital River                                 650,000(b)            27,248,000
DST Systems                                   600,000(b)            29,250,000
Electronic Arts                               220,000(b)            10,758,000
Fair Isaac                                  1,030,000               34,175,400
Fiserv                                      1,000,000(b)            38,510,000
Juniper Networks                            1,510,000(b)            41,570,300
NAVTEQ                                        260,000(b)            11,219,000
Paychex                                     1,440,000               47,750,400
SunGard Data Systems                        1,370,000(b)            36,318,700
Symantec                                      440,000(b)            28,076,400
Total                                                              462,076,600

Electronics (6.6%)
Altera                                        700,000(b)            15,876,000
American Power Conversion                   1,450,000               30,653,000
Broadcom Cl A                                 370,000(b)            12,032,400
KLA-Tencor                                    250,000(b)            11,265,000
Maxim Integrated Products                     730,000               29,900,800
Microchip Technology                        1,090,000               30,716,200
Novellus Systems                              450,000(b)            12,123,000
Total                                                              142,566,400

Energy (7.0%)
Apache                                        650,000               35,139,000
EOG Resources                                 370,000               27,775,900
Murphy Oil                                    400,000               34,124,000
Newfield Exploration                          400,000(b)            25,140,000
Pogo Producing                                600,000               30,300,000
Total                                                              152,478,900

Energy equipment & services (3.6%)
BJ Services                                   460,000               23,308,200
ENSCO Intl                                    700,000               21,917,000
Nabors Inds                                   430,000(b,c)          22,360,000
Noble                                         200,000(b)             9,690,000
Total                                                               77,275,200

Financial services (1.5%)
CapitalSource                                 480,000(b,e)          11,136,000
T Rowe Price Group                            360,000               21,297,600
Total                                                               32,433,600

Health care products (14.0%)
Biogen Idec                                   960,000(b)            56,332,800
Biomet                                      1,400,000               67,018,000
Diagnostic Products                         1,130,000               54,692,000
Gilead Sciences                               320,000(b)            11,027,200
Invitrogen                                    520,000(b)            31,460,000
Kinetic Concepts                              230,000(b)            14,586,600
MedImmune                                     780,000(b)            20,748,000
St. Jude Medical                              450,000(b)            17,163,000
Techne                                        850,000(b)            31,577,500
Total                                                              304,605,100

Health care services (4.7%)
Express Scripts                               280,000(b)            20,148,800
Health Management Associates
  Cl A                                      1,590,000               35,123,100
Lincare Holdings                              720,000(b)            27,784,800
Omnicare                                      550,000               17,825,500
Total                                                              100,882,200

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial services (4.5%)
Cintas                                        600,000              $26,832,000
Fastenal                                    1,150,000               70,334,000
Total                                                               97,166,000

Insurance (0.4%)
Axis Capital Holdings                         290,000(c)             7,557,400

Leisure time & entertainment (0.2%)
DreamWorks Animation SKG Cl A                 100,000(b)             3,696,000

Lodging & gaming (0.3%)
GTECH Holdings                                230,000                5,554,500

Media (4.3%)
Catalina Marketing                          1,360,000               38,216,000
Univision Communications Cl A               1,240,000(b)            37,324,000
Westwood One                                  770,000(b)            17,263,400
Total                                                               92,803,400

Multi-industry (6.0%)
Danaher                                       900,000               51,192,000
Martin Marietta Materials                     460,000               23,115,000
Robert Half Intl                            1,200,000               32,436,000
Strayer Education                             210,000               22,570,800
Total                                                              129,313,800

Restaurants (5.5%)
Brinker Intl                                  330,000(b)            11,262,900
CBRL Group                                    400,000               16,308,000
Cheesecake Factory                            610,000(b)            29,822,900
Starbucks                                   1,080,000(b)            60,760,800
Total                                                              118,154,600

Retail -- general (8.2%)
Build-A-Bear Workshop                         380,000(b)            11,164,400
Staples                                       740,000               23,613,400
Whole Foods Market                            870,000               78,969,900
Williams-Sonoma                             1,760,000(b)            64,433,600
Total                                                              178,181,300

Telecom equipment & services (1.0%)
Corning                                     1,000,000(b)            12,580,000
JDS Uniphase                                2,600,000(b)             8,242,000
Total                                                               20,822,000

Textiles & apparel (1.2%)
Coach                                         500,000(b)            24,920,000

Total common stocks
(Cost: $1,624,319,098)                                          $2,098,369,500

Short-term securities (2.9%)(f)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.8%)
Federal Home Loan Mtge Corp Disc Nt
  12-30-04                2.03%            $8,800,000               $8,785,114
Federal Natl Mtge Assn Disc Nts
  12-22-04                1.79              3,700,000                3,695,958
  01-05-05                2.00              5,800,000                5,788,420
  01-07-05                2.07              2,200,000                2,195,203
  01-12-05                2.15             19,800,000               19,749,389
Total                                                               40,214,084

Commercial paper (1.1%)
Kitty Hawk Funding
  01-10-05                2.19              7,400,000                7,381,628
  01-18-05                2.14              4,200,000                4,187,798
Preferred Receivables Funding
  12-20-04                2.10              5,000,000                4,994,167
Ranger Funding
  12-15-04                2.05              6,600,000                6,594,362
Total                                                               23,157,955

Total short-term securities
(Cost: $63,375,194)                                                $63,372,039

Total investments in securities
(Cost: $1,687,694,292)(g)                                       $2,161,741,539

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Notes to investments in securities.

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2004, the value of foreign securities represented 1.4% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Nov. 30, 2004 are as follows:

      Issuer            Beginning      Purchase         Sales       Ending      Dividend     Value(a)
                          cost           cost           cost         cost        income
      Dendrite Intl    $35,834,683   $1,793,410    $ 3,410,313    $34,217,780     $--       $41,480,100
      McData*           16,910,672           --     16,910,672             --      --                --
                       -----------   ----------    -----------    -----------     ---       -----------
      Total            $52,745,355   $1,793,410    $20,320,985    $34,217,780     $--       $41,480,100
                       -----------   ----------    -----------    -----------     ---       -----------

      * Issuer was not an affiliate for the entire year ended Nov. 30, 2004.

(e) At Nov. 30, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 5 to the financial statements. 2.7% of net assets is the Fund's cash equivalent position.

(g) At Nov. 30, 2004, the cost of securities for federal income tax purposes was $1,695,103,662 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $528,220,820
      Unrealized depreciation                                      (61,582,943)
                                                                   -----------
      Net unrealized appreciation                                 $466,637,877
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund

Nov. 30, 2004
Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $1,653,476,512)                        $2,120,261,439
   Investments in securities of affiliated issuers (identified cost $34,217,780)                                 41,480,100
                                                                                                                 ----------
Total investments in securities (identified cost $1,687,694,292)                                              2,161,741,539
Capital shares receivable                                                                                           393,284
Dividends and accrued interest receivable                                                                           665,198
                                                                                                                    -------
Total assets                                                                                                  2,162,800,021
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   222,742
Capital shares payable                                                                                              580,044
Payable for investment securities purchased                                                                       1,007,000
Payable upon return of securities loaned (Note 5)                                                                 3,357,000
Accrued investment management services fee                                                                           34,614
Accrued distribution fee                                                                                             21,809
Accrued service fee                                                                                                     640
Accrued transfer agency fee                                                                                           9,887
Accrued administrative services fee                                                                                   2,778
Other accrued expenses                                                                                              274,497
                                                                                                                    -------
Total liabilities                                                                                                 5,511,011
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                           $2,157,289,010
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,732,181
Additional paid-in capital                                                                                    1,910,204,617
Accumulated net realized gain (loss) (Note 7)                                                                  (228,695,035)
Unrealized appreciation (depreciation) on investments                                                           474,047,247
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $2,157,289,010
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,489,202,349
                                                           Class B                                           $  407,744,077
                                                           Class C                                           $   14,571,251
                                                           Class I                                           $   12,461,840
                                                           Class Y                                           $  233,309,493
Net asset value per share of outstanding capital stock:    Class A shares                 117,818,422        $        12.64
                                                           Class B shares                  34,919,110        $        11.68
                                                           Class C shares                   1,248,024        $        11.68
                                                           Class I shares                     973,107        $        12.81
                                                           Class Y shares                  18,259,470        $        12.78
                                                                                           ----------        --------------
* Including securities on loan, at value (Note 5)                                                            $    3,248,296
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Equity Select Fund

Year ended Nov. 30, 2004
Investment income
Income:
Dividends                                                                                                      $  7,902,723
Interest                                                                                                            512,639
Fee income from securities lending (Note 5)                                                                         400,133
                                                                                                                    -------
Total income                                                                                                      8,815,495
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                               10,550,526
Distribution fee
   Class A                                                                                                        3,701,465
   Class B                                                                                                        4,312,934
   Class C                                                                                                          147,541
Transfer agency fee                                                                                               4,152,102
Incremental transfer agency fee
   Class A                                                                                                          233,168
   Class B                                                                                                          168,481
   Class C                                                                                                            5,973
Service fee -- Class Y                                                                                              213,175
Administrative services fees and expenses                                                                         1,056,445
Compensation of board members                                                                                        17,632
Custodian fees                                                                                                      178,721
Printing and postage                                                                                                387,200
Registration fees                                                                                                   114,759
Audit fees                                                                                                           30,000
Other                                                                                                                39,752
                                                                                                                     ------
Total expenses                                                                                                   25,309,874
   Earnings credits on cash balances (Note 2)                                                                       (23,225)
                                                                                                                    -------
Total net expenses                                                                                               25,286,649
                                                                                                                 ----------
Investment income (loss) -- net                                                                                 (16,471,154)
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               (15,420,209)
   Security transactions - affiliated issuers (Note 3)                                                           (1,757,414)
                                                                                                                 ----------
Net realized gain (loss) on investments                                                                         (17,177,623)
Net change in unrealized appreciation (depreciation) on investments                                             167,572,394
                                                                                                                -----------
Net gain (loss) on investments                                                                                  150,394,771
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $133,923,617
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Select Fund

Year ended Nov. 30,                                                                  2004                  2003
Operations
Investment income (loss) -- net                                                $  (16,471,154)       $  (17,100,420)
Net realized gain (loss) on investments                                           (17,177,623)           33,389,178
Net change in unrealized appreciation (depreciation) on investments               167,572,394           295,017,138
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                   133,923,617           311,305,896
                                                                                  -----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        201,512,005           293,342,894
   Class B shares                                                                  67,618,797           129,430,100
   Class C shares                                                                   3,531,911             6,579,289
   Class I shares                                                                  16,682,175                    --
   Class Y shares                                                                  58,104,740           126,890,655
Payments for redemptions
   Class A shares                                                                (286,218,651)         (188,497,903)
   Class B shares (Note 2)                                                       (120,929,942)          (73,379,727)
   Class C shares (Note 2)                                                         (4,115,764)           (2,034,138)
   Class I shares                                                                  (4,821,866)                   --
   Class Y shares                                                                 (40,158,681)          (82,734,317)
                                                                                  -----------           -----------
Increase (decrease) in net assets from capital share transactions                (108,795,276)          209,596,853
                                                                                 ------------           -----------
Total increase (decrease) in net assets                                            25,128,341           520,902,749
Net assets at beginning of year                                                 2,132,160,669         1,611,257,920
                                                                                -------------         -------------
Net assets at end of year                                                      $2,157,289,010        $2,132,160,669
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Equity Select Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in medium-sized companies and also may invest in small- and large-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series Funds owned 100% of Class I shares, which represents 0.58% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the

--------------------------------------------------------------------------------
18   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT
close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
19   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $16,471,154 resulting in a net reclassification adjustment to decrease paid-in capital by $16,471,154.

--------------------------------------------------------------------------------
20   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                              2004            2003
Class A
Distributions paid from:
      Ordinary income                             $--             $--
      Long-term capital gain                       --              --
Class B
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --
Class C
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --
Class I*
Distributions paid from:
      Ordinary income                              --             N/A
      Long-term capital gain                       --             N/A
Class Y
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --

* Inception date was March 4, 2004.

At Nov. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $          --
Accumulated long-term gain (loss)                       $(221,285,665)
Unrealized appreciation (depreciation)                  $ 466,637,877

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $2,001,794 for the year ended Nov. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
22   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,141,790 for Class A, $420,783 for Class B and $4,187 for Class C for the year ended Nov. 30, 2004.

During the year ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $23,225 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $547,732,660 and $682,903,994, respectively, for the year ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $17,994 for the year ended Nov. 30, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended Nov. 30, 2004
                                          Class A         Class B      Class C     Class I*       Class Y
Sold                                   16,967,850       6,080,461      318,091    1,391,189      4,871,280
Issued for reinvested distributions            --              --           --           --             --
Redeemed                              (24,053,403)    (11,080,353)    (371,946)    (418,082)    (3,361,048)
                                      -----------     -----------     --------     --------     ----------
Net increase (decrease)                (7,085,553)     (4,999,892)     (53,855)     973,107      1,510,232
                                      -----------     -----------     --------     --------     ----------
* Inception date was March 4, 2004.
                                                              Year ended Nov. 30, 2003
                                          Class A         Class B      Class C      Class I        Class Y
Sold                                   28,570,242      13,573,269      684,023          N/A     12,256,616
Issued for reinvested distributions            --              --           --          N/A             --
Redeemed                              (18,504,278)     (7,719,749)    (210,197)         N/A     (8,054,117)
                                      -----------     -----------     --------     --------     ----------
Net increase (decrease)                10,065,964       5,853,520      473,826          N/A      4,202,499
                                      -----------     -----------     --------     --------     ----------

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2004, securities valued at $3,248,296 were on loan to brokers. For collateral, the Fund received $3,357,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $400,133 for the year ended Nov. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
23   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Nov. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $221,285,665 at Nov. 30, 2004, that if not offset by capital gains will expire as follows:

                   2009                     2010                     2012
               $111,582,809              $92,560,758              $17,142,098

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004        2003        2002       2001      2000
Net asset value, beginning of period                                    $11.83      $10.06      $10.71     $16.35    $16.90
                                                                        ------      ------      ------     ------    ------
Income from investment operations:
Net investment income (loss)                                              (.08)       (.08)       (.10)      (.09)     (.09)
Net gains (losses) (both realized and unrealized)                          .89        1.85        (.55)     (1.57)      .83
                                                                        ------      ------      ------     ------    ------
Total from investment operations                                           .81        1.77        (.65)     (1.66)      .74
                                                                        ------      ------      ------     ------    ------
Less distributions:
Distributions from realized gains                                           --          --          --      (3.98)    (1.29)
                                                                        ------      ------      ------     ------    ------
Net asset value, end of period                                          $12.64      $11.83      $10.06     $10.71    $16.35
                                                                        ------      ------      ------     ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,489      $1,478      $1,155     $1,241    $1,462
Ratio of expenses to average daily net assets(b)                         1.03%       1.18%       1.25%      1.16%      .95%
Ratio of net investment income (loss) to average daily net assets        (.62%)      (.83%)      (.96%)     (.80%)    (.50%)
Portfolio turnover rate (excluding short-term securities)                  26%         26%         15%        57%      106%
Total return(c)                                                          6.85%      17.59%      (6.07%)   (12.53%)    3.93%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004        2003        2002       2001      2000
Net asset value, beginning of period                                    $11.02      $ 9.44      $10.13     $15.78    $16.46
                                                                        ------      ------      ------     ------    ------
Income from investment operations:
Net investment income (loss)                                              (.17)       (.14)       (.16)      (.16)     (.18)
Net gains (losses) (both realized and unrealized)                          .83        1.72        (.53)     (1.51)      .79
                                                                        ------      ------      ------     ------    ------
Total from investment operations                                           .66        1.58        (.69)     (1.67)      .61
                                                                        ------      ------      ------     ------    ------
Less distributions:
Distributions from realized gains                                           --          --          --      (3.98)    (1.29)
                                                                        ------      ------      ------     ------    ------
Net asset value, end of period                                          $11.68      $11.02      $ 9.44     $10.13    $15.78
                                                                        ------      ------      ------     ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $408        $440        $321       $290      $279
Ratio of expenses to average daily net assets(b)                         1.80%       1.96%       2.03%      1.93%     1.72%
Ratio of net investment income (loss) to average daily net assets       (1.40%)     (1.61%)     (1.74%)    (1.58%)   (1.27%)
Portfolio turnover rate (excluding short-term securities)                  26%         26%         15%        57%      106%
Total return(c)                                                          5.99%      16.74%      (6.81%)   (13.22%)    3.19%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004        2003        2002       2001      2000(b)
Net asset value, beginning of period                                    $11.02      $ 9.44      $10.13     $15.78    $17.74
                                                                        ------      ------      ------     ------    ------
Income from investment operations:
Net investment income (loss)                                              (.16)       (.14)       (.16)      (.13)     (.08)
Net gains (losses) (both realized and unrealized)                          .82        1.72        (.53)     (1.54)    (1.88)
                                                                        ------      ------      ------     ------    ------
Total from investment operations                                           .66        1.58        (.69)     (1.67)    (1.96)
                                                                        ------      ------      ------     ------    ------
Less distributions:
Distributions from realized gains                                           --          --          --      (3.98)       --
                                                                        ------      ------      ------     ------    ------
Net asset value, end of period                                          $11.68      $11.02      $ 9.44     $10.13    $15.78
                                                                        ------      ------      ------     ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $15         $14          $8         $4        $2
Ratio of expenses to average daily net assets(c)                         1.81%       1.97%       2.06%      1.97%     1.72%(d)
Ratio of net investment income (loss) to average daily net assets       (1.40%)     (1.61%)     (1.76%)    (1.62%)   (1.35%)(d)
Portfolio turnover rate (excluding short-term securities)                  26%         26%         15%        57%      106%
Total return(e)                                                          5.99%      16.74%      (6.81%)   (13.22%)  (11.05%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                           2004(b)
Net asset value, beginning of period                                 $12.52
                                                                     ------
Income from investment operations:
Net investment income (loss)                                           (.05)
Net gains (losses) (both realized and unrealized)                       .34
                                                                     ------
Total from investment operations                                        .29
                                                                     ------
Net asset value, end of period                                       $12.81
                                                                     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $12
Ratio of expenses to average daily net assets(c)                       .60%(d)
Ratio of net investment income (loss) to average daily net assets     (.13%)(d)
Portfolio turnover rate (excluding short-term securities)               26%
Total return(e)                                                       2.32%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004        2003        2002       2001      2000
Net asset value, beginning of period                                    $11.94      $10.13      $10.77     $16.41    $16.94
                                                                        ------      ------      ------     ------    ------
Income from investment operations:
Net investment income (loss)                                              (.06)       (.06)       (.08)      (.07)     (.05)
Net gains (losses) (both realized and unrealized)                          .90        1.87        (.56)     (1.59)      .81
                                                                        ------      ------      ------     ------    ------
Total from investment operations                                           .84        1.81        (.64)     (1.66)      .76
                                                                        ------      ------      ------     ------    ------
Less distributions:
Distributions from realized gains                                           --          --          --      (3.98)    (1.29)
                                                                        ------      ------      ------     ------    ------
Net asset value, end of period                                          $12.78      $11.94      $10.13     $10.77    $16.41
                                                                        ------      ------      ------     ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $233        $200        $127        $92       $81
Ratio of expenses to average daily net assets(b)                          .87%       1.00%       1.10%      1.00%      .82%
Ratio of net investment income (loss) to average daily net assets        (.46%)      (.66%)      (.80%)     (.65%)    (.33%)
Portfolio turnover rate (excluding short-term securities)                  26%         26%         15%        57%      106%
Total return(c)                                                          7.04%      17.87%      (5.94%)   (12.46%)    4.05%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP EQUITY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Select Fund (a series of AXP Equity Series, Inc.) as of November 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2004, and the financial highlights for each of the years in the five-year period ended November 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Select Fund as of November 30, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 20, 2005

--------------------------------------------------------------------------------
30   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

                                                Beginning                  Ending                     Expenses
                                               account value            account value          paid during the period
                                               June 1, 2004             Nov. 30, 2004        June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                    $1,000                  $1,056.00                   $5.54(b)
     Hypothetical (5% return before expenses)     $1,000                  $1,020.02                   $5.44(b)
Class B
     Actual(a)                                    $1,000                  $1,052.30                   $9.54(c)
     Hypothetical (5% return before expenses)     $1,000                  $1,016.11                   $9.37(c)
Class C
     Actual(a)                                    $1,000                  $1,052.30                   $9.60(d)
     Hypothetical (5% return before expenses)     $1,000                  $1,016.06                   $9.43(d)
Class I
     Actual(a)                                    $1,000                  $1,058.70                   $3.14(e)
     Hypothetical (5% return before expenses)     $1,000                  $1,022.36                   $3.08(e)
Class Y
     Actual(a)                                    $1,000                  $1,057.10                   $4.65(f)
     Hypothetical (5% return before expenses)     $1,000                  $1,020.89                   $4.57(f)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +5.60% for Class A, +5.23% for Class B, +5.23% for Class C, +5.87% for Class I and +5.71% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
32   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Arne H. Carlson                  Board member    Chair, Board Services
901 S. Marquette Ave.            since 1999      Corporation (provides
Minneapolis, MN 55402                            administrative services to
Age 70                                           boards). Former Governor  of
                                                 Minnesota
-------------------------------- --------------- ------------------------------- --------------------------------
Philip J. Carroll, Jr.           Board member    Retired Chairman and CEO,       Scottish Power PLC, Vulcan
901 S. Marquette Ave.            since 2002      Fluor Corporation               Materials Company, Inc.
Minneapolis, MN 55402                            (engineering and                (construction
Age 67                                           construction) since 1998        materials/chemicals)
-------------------------------- --------------- ------------------------------- --------------------------------
Livio D. DeSimone                Board member    Retired Chair of the Board      Cargill, Incorporated
30 Seventh Street East           since 2001      and  Chief Executive Officer,   (commodity merchants and
Suite 3050                                       Minnesota Mining and            processors), General Mills,
St. Paul, MN 55101-4901                          Manufacturing (3M)              Inc. (consumer foods), Vulcan
Age 70                                                                           Materials Company
                                                                                 (construction materials/
                                                                                 chemicals), Milliken & Company
                                                                                 (textiles and chemicals), and
                                                                                 Nexia Biotechnologies, Inc.
-------------------------------- --------------- ------------------------------- --------------------------------
Patricia M. Flynn                Board member    Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004      Economics and Management,       (holding company) and its
Minneapolis, MN 55402                            Bentley College since 2002;     subsidiary Boston Federal
Age 53                                           former Dean, McCallum           Savings Bank
                                                 Graduate School of Business,
                                                 Bentley College from 1999 to
                                                 2002
-------------------------------- --------------- ------------------------------- --------------------------------
Anne P. Jones                    Board member    Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 69
-------------------------------- --------------- ------------------------------- --------------------------------
Stephen R. Lewis, Jr.*           Board member    Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002      Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                            Carleton College                systems)
Age 65
-------------------------------- --------------- ------------------------------- --------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Catherine James Paglia           Board member    Director, Enterprise Asset       Strategic Distribution, Inc.
901 S. Marquette Ave.            since 2004      Management, Inc. (private real   (transportation, distribution
Minneapolis, MN 55402                            estate and asset management      and logistics consultants)
Age 52                                           company) since 1999
-------------------------------- --------------- -------------------------------- -------------------------------
Alan K. Simpson                  Board member    Former three-term United
1201 Sunshine Ave.               since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- --------------- -------------------------------- -------------------------------
Alison Taunton-Rigby             Board member    Founder and Chief Executive      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.            since 2002      Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                            2004; President, Forester
Age 60                                           Biotech since 2000; prior to
                                                 that, President and CEO,
                                                 Aquila Biopharmaceuticals, Inc.
-------------------------------- --------------- -------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
William F. Truscott              Board member    Senior Vice President - Chief
53600 AXP Financial Center       since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474            Vice            since 2001. Former Chief
Age 44                           President       Investment Officer and
                                 since 2002      Managing Director, Zurich
                                                 Scudder Investments
-------------------------------- --------------- -------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Jeffrey P. Fox                   Treasurer       Vice President - Investment
105 AXP Financial Center         since 2002      Accounting, AEFC, since 2002;
Minneapolis, MN 55474                            Vice President - Finance,
Age 49                                           American Express Company,
                                                 2000-2002;  Vice President -
                                                 Corporate Controller, AEFC,
                                                 1996-2000
-------------------------------- --------------- -------------------------------- -------------------------------
Paula R. Meyer                   President       Senior Vice President and
596 AXP Financial Center         since 2002      General Manager - Mutual
Minneapolis, MN 55474                            Funds, AEFC, since 2002; Vice
Age 50                                           President and Managing
                                                 Director - American Express
                                                 Funds, AEFC, 2000-2002; Vice
                                                 President, AEFC,  1998-2000
-------------------------------- --------------- -------------------------------- -------------------------------
Leslie L. Ogg                    Vice            President of Board Services
901 S. Marquette Ave.            President,      Corporation
Minneapolis, MN 55402            General
Age 66                           Counsel, and
                                 Secretary
                                 since 1978
-------------------------------- --------------- -------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP EQUITY SELECT FUND   --   2004 ANNUAL REPORT

 (logo)
 AMERICAN
  EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Equity Series, Inc. were as follows:

                        2004 - $29,473;                       2003 - $28,856

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Equity Series, Inc. were as follows:

                        2004 - $455;                          2003 - $301

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for AXP Equity Series, Inc. were as follows:

                        2004 - $2,584;                        2003 - $2,230

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for AXP Equity Series, Inc. were as follows:

                        2004 - None;                          2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $60,890

(h) For the fees disclosed in item (g) above, 100% and 92% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 12/1/02 - 11/30/03
  2004 represents bills paid 12/1/03 - 11/30/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Equity Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 28, 2005